Semiannual Report
                                     GLOBAL

                                     STOCK

                                     FUND

                                     --------------
                                     APRIL 30, 2000
                                     --------------

                               [GRAPHIC OMITTED]
T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------

Global Stock Fund

o Global stocks were strong during the past six months, with technology stocks leading the way.

o The fund's returns for the 6- and 12-month periods were well ahead of the MSCI World Index but somewhat behind the Lipper average.

o Good performance was largely attributable to our focus on buoyant markets and on stock selection in strong sectors.

o The portfolio contained a good balance of New Economy companies and those in traditional growth industries.

o We expect continuing volatility but believe the fund's broad diversification will serve investors well over the long term.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Global stock markets provided solid gains during the six months ended April 30, 2000. Strength in various technology sectors drove telecommunications, media, and technology stocks sharply higher prior to a dramatic reversal in mid-March. While investors refocused their attention on value, cyclical, and more defensive growth stocks late in the quarter, stocks connected to technology and the so-called New Economy dominated the period.

Your fund provided robust returns for the 6- and 12-month periods shown in the table. Performance was well ahead of the MSCI World Index but somewhat off the pace of the Lipper Global Funds Average for both time frames. Our overweighting of several buoyant markets such as Brazil, Mexico, and Sweden, and under-weighting of weaker ones including the U.K., Japan, and Switzerland helped results relative to the EAFE index. Substantial positions in the technology and media sectors also lifted performance, as did successful stock selection in several countries ( U.S., Japan, Hong Kong, Italy) and sectors (telecom, banking). Your fund's combination of more reasonably valued telecommunications, media, and technology stocks and less dynamic steady-growth holdings in other sectors helped performance when leadership changed in March.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 4/30/00                              6 Months           12 Months
--------------------------------------------------------------------------------
Global Stock Fund                                   14.74%             20.94%
--------------------------------------------------------------------------------
MSCI World Index                                     7.64              12.64
--------------------------------------------------------------------------------
Lipper Global Funds Average                         16.44              23.98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The strength of New Economy stocks and sectors contrasted sharply with those of other industries. Telecom and Internet-related companies and their suppliers soared, while established enterprises such as food manufacturers and utilities were left far behind. Performance was divided between big winners and some significant losers. However, sector leadership changed as an abundant supply of new issues reduced the value of Internet-related investments and investors started to worry about valuations. Pharmaceuticals, consumer cyclicals, and financials started to recover. Performance in technology-related sectors became increasingly selective and volatile with investors growing concerned about stocks with great potential, perhaps, but no signs of earnings.

Improving international economies provided a supportive backdrop for stocks. The U.S. and Europe enjoyed stronger-than-expected growth, with further consolidation in the telecom and banking sectors. The euro's 13% decline against the dollar over the past six months had several causes: investments flowing out of the euro zone as European companies acquired U.S. companies, the persistent gap between exceptionally strong U.S. growth compared with moderate growth in Europe, and higher interest rates in the U.S. The declining euro sharply reduced returns for U.S. investors in European markets.

In Japan, while stronger capital expenditure and steadily improving industrial production signaled a reviving economy, unemployment remained high and the consumer sector weak. The economic recovery continued throughout the rest of the Pacific. The possible entry of China into the World Trade Organization encouraged investment there. In Latin America, economies also improved. Mexico's debt rating was raised to investment grade, further boosting regional prospects.

--------------------------------------------------------------------
T. ROWE PRICE BECOMES SOLE OWNER OF INTERNATIONAL INVESTMENT MANAGER
--------------------------------------------------------------------------------

As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.

--------------------------------------------------------------------------------

INVESTMENT REVIEW

At the end of April, the U.S. represented 42% of net assets, precisely the same as six months ago. Europe was at 31%, down from 34% in October. Japan was the second-largest country weighting at 11% of assets, little changed from six months ago. Our exposure in the Far East rose from 4% to 6%. In Latin America, we split most of the portfolio between Mexico and Brazil. Your fund was underweighted in Europe and Japan relative to the benchmark. These shifts were due to regional differences in performance and to some holdings in Asia. Our purchases focused on selected New Economy stocks with strong potential and on more traditional stocks, including banks and pharmaceuticals, which appeared oversold based on their growth prospects.

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

   [The following table is depicted as a pie chart in the printed material].

Latin America                       2%

Other and Reserves                  8%

Far East                            6%

Japan                              11%

Europe                             31%

United States                      42%

Based on net assets as of 4/30/00.

--------------------------------------------------------------------------------

United States

Technology companies continued to lead both earnings growth and stock appreciation in the U.S. during the last six months. Although this sector faded sharply late in the period, it was still the primary driver of performance. While highflying Internet stocks ran into stiff headwinds, other companies that benefit from Internet investment continued to do extremely well.

Our holdings in Internet suppliers such as Oracle, Cisco Systems, VERITAS Software, and Sun Microsystems were particularly rewarding. (Internet sites use Oracle databases on Sun servers conveyed by Cisco routers stored with VERITAS software.) In addition, our large positions in semiconductor companies also helped performance, as the view that the cell phone will be a major portal to the Internet increased demand for phones and the chip sets inside them. Texas Instruments and Altera were especially strong. However, Microsoft suffered because of its battle with the federal government over the company's business practices.

Financial stocks were generally weak. Even though most of our holdings in this area continued to enjoy strong earnings growth, rising interest rates resulted in declining stock prices and lower price/earnings multiples. We had previously trimmed our exposure to this sector, but after valuations became compelling we added to several stocks and initiated a position in State Street, a company poised for continued growth.

We believe in the growth of the cellular market and added Western Wireless, a company with solid growth and great strategic appeal to national companies. We also beefed up our holdings in companies that sell optical components and equipment in the telecom market, and initiated a position in JDS Uniphase.

On the sales side of the ledger, we sold Cox Communications and Yahoo! because of their high valuations, and Synopsys due to pricing issues in its market that appear to be more significant and are likely to last longer than we thought.

------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------

Six Months                       Local       Local Currency          U.S.
Ended 04/30/00                Currency     vs. U.S. Dollars       Dollars
--------------------------------------------------------------------------------

France                           32.23%              -13.30%        14.64%
--------------------------------------------------------------------------------
Germany                          33.25               -13.30         15.53
--------------------------------------------------------------------------------
Hong Kong                        12.27                -0.25         11.99
--------------------------------------------------------------------------------
Italy                            26.37               -13.30          9.56
--------------------------------------------------------------------------------
Japan                             7.07                -3.44          3.39
--------------------------------------------------------------------------------
Mexico                           18.45                 2.19         21.04
--------------------------------------------------------------------------------
Netherlands                      17.19               -13.30          1.60
--------------------------------------------------------------------------------
Norway                           13.09               -12.32         -0.84
--------------------------------------------------------------------------------
Switzerland                       4.18               -11.44         -7.73
--------------------------------------------------------------------------------
United Kingdom                    1.57                -4.64         -3.14
--------------------------------------------------------------------------------
United States                     7.46                   --          7.46
--------------------------------------------------------------------------------

Source: RIMES Online, using MSCI indices
--------------------------------------------------------------------------------

Europe

Country performance varied considerably, depending more on each country's component of technology issues than on local factors. The Swedish and Finnish markets were strongest, up 53% and 81% in U.S. dollar terms, respectively, due mostly to the gains of technology leaders Ericsson and Nokia.

Stocks in Germany rose 16% (more than 33% in local currency terms) as its large technology and telecom stocks soared. The weak euro trimmed returns for U.S. investors in Euroland. In France, technology and media accounted for much of the market's 15% rise in dollar terms and 32% in local currency. The U.K. and Switzerland, with fewer technology and telecom companies, were the weakest major markets, falling 3% and 8%, respectively. Poorer performance from financial services companies and pharmaceuticals held back their returns.

MEDIA COMPANIES SURGED BECAUSE OF THEIR POPULAR CONTENT...
--------------------------------------------------------------------------------

Mobile telecom revenues are expected to rise in Europe as Internet-compatible mobile telephones are introduced and customer usage increases. The biggest news in the sector was U.K.-based mobile telecom Vodafone Airtouch's acquisition of Germany's second largest telecom, Mannesmann. The deal reinforced Vodafone's preeminence as the leading global mobile business. The initial public offerings
(IPOs) of Terra Networks, controlled by Spanish telecom Telefonica, and T-Online, controlled by Deutsche Telekom, were hugely oversubscribed and their prices soared accordingly. U.K.-based Cable & Wireless, which carries about a third of the world's Internet traffic, and United Pan-Europe Communications of the Netherlands, with cable networks throughout Europe, both performed strongly due to cable networks' potential for high-speed broadband transmission.

Media companies surged because of their popular content, which can be provided to Internet users. Another stimulus was the prospect for further growth as Internet access via digital/interactive TV develops. Winners included Italy's Telecom Italia and Television Francaise. Telecom Italia announced that it would combine its dominant Internet subsidiary with Seat, while the continued ascent of Television Francaise reflected increasing advertising demand, market leadership, and the potential for Internet-related growth.

Technology stocks rocketed as markets for mobile telecom handsets, network infrastructure, and other communications equipment mushroomed. Nokia and Ericsson both benefited as demand for their telecom equipment and infrastructure escalated, and we increased our holdings in Ericsson during the past six months. STMicroelectronics in France, Germany's Siemens, and Philips Electronics and ASM Lithography in the Netherlands all performed strongly due to the demand for telecom, broadcasting, and Internet products.

As sector leadership changed in March, neglected energy producers, financials, basic materials, and pharmaceuticals rebounded, although they still trailed far behind technology stocks. Energy producers Royal Dutch Petroleum/Shell Transport & Trading (Netherlands/UK) and Total Fina (France) made tangible progress with restructuring. The latter became more optimistic about its prospects for cost reductions and various synergies as the merger between the two previously independent companies progressed further. After a dull period, the earnings outlook for pharmaceutical giant Glaxo Wellcome improved and we added to the stock. The company's agreement to merge with SmithKline Beecham enhanced its prospects for growth. The banking sector consolidated as Royal Bank of Scotland Group won a battle against Bank of Scotland to acquire National Westminster Bank. Finnish/Swedish Nordic Baltic Holdings acquired its Danish neighbor Unidanmark, and U.K.-based HSBC acquired French/Belgian bank CCF.

Unfortunately, the fund had its share of losers as well. We were disappointed by investors' failure to reward companies with histories of solid, long-term earnings growth while favoring many New Economy stocks with little or no earnings. Food and beverage and some financial stocks were particularly hard hit. Among them were Unilever of the U.K. and Belgian/Netherlands insurer Fortis.

Far East and Other

In Japan, performance peaked early in 1999 and lagged during the past six months. However, the sedate 3% rise in dollar terms masked volatile swings and a wide disparity among sector performances. Our holdings in established, fundamentally sound technology and consumer electronics companies performed well in an environment of surging demand for their products. Sony rose sharply following an announcement of its intention to provide Internet banking, launch an Internet-compatible product, and split its shares. Restructuring, robust demand, and plans for Internet alliances and services drove the shares of NEC and Toshiba higher. Canon's successful range of digital products and its strengthening position in the semiconductor production equipment market accounted for its buoyancy. MurataManufacturing, best known for leadership in mobile handset components, and Kyocera for handset production, also rose.

Telecom and media were other leading sectors. The agreement among DDI, IDO, and KDD to merge marked the first step in the consolidation of telecom companies, and Kyocera's sharp gain partly reflected its status as the largest shareholder in the proposed new entity. The strong performance of Japan's dominant mobile telecom, NTT DoCoMo, reflected the success of its Internet-compatible services. We added to this position during the period. Media company Fuji Television Network climbed due to its popular programs, advertising growth, and potential to provide viewers with Internet access.

Outside technology, your fund's low exposure to falling bank shares helped performance. Brokerage firms, in contrast, registered strong gains due to record launches of stock funds. Nomura Securities, which surged in this environment, expects to benefit as savings accounts containing over $1 trillion mature during the next two years. A significant percentage of this money is likely to be invested into equity funds. Perceiving that bank stocks had been oversold during the period, we added to Sumitomo Bank and established a new position in Fuji Bank.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                           Percent of Net Assets
                                                           10/31/99      4/30/00
================================================================================
Services                                                     31.8%         34.9%
--------------------------------------------------------------------------------
Capital Equipment                                            17.2          21.0
--------------------------------------------------------------------------------
Finance                                                      17.7          14.6
--------------------------------------------------------------------------------
Consumer Goods                                               18.6          14.1
--------------------------------------------------------------------------------
Energy                                                        5.4           5.3
--------------------------------------------------------------------------------
Materials                                                     2.2           2.5
--------------------------------------------------------------------------------
Multi-industry                                                0.9           0.8
--------------------------------------------------------------------------------
Reserves                                                      6.2           6.0
--------------------------------------------------------------------------------
Other Assets Less Liabilities                                  --           0.8
================================================================================
Total                                                       100.0%        100.0%

--------------------------------------------------------------------------------

Despite the highflying technology sectors, Japan's economy remained lackluster. Fourth-quarter GDP was off 1.4% from the third quarter, and unemployment rose to a post-war high of 4.9%. While industrial production strengthened, worries about future job losses depressed consumer spending and retail sales as company restructuring and bankruptcies increased. Underfunding of corporate pensions and planned cuts to national pension benefits also hurt consumption.

Technology-related stocks also led markets in Asia outside of Japan. Singapore and South Korea were weaker since lagging financial, natural resources, and industrial companies dominate those markets. In contrast, Hong Kong, Taiwan, and India registered double-digit gains because of their exposure to technology-related issues.

HUTCHISON'S ANNOUNCEMENTS OF SEVERAL INTERNET-RELATED DEALS DROVE ITS
PERFORMANCE.
--------------------------------------------------------------------------------

Hong Kong's leading performers were Internet company Pacific Century CyberWorks, China Telecom (Hong Kong), and diversified Internet portal holding company Hutchison Whampoa. Rapidly growing demand, impressive results, and the possible admission of China to the World Trade Organization stimulated China Telecom, one of the world's largest cellular phone operators, which provides mobile telecom services in China. Hutchison's announcements of several Internet-related deals drove its performance. Among our laggards in this region, Henderson Land Development fell in price as property values failed to recover as expected.

In the region's emerging markets, South Korean technology giant Samsung Electronics, with significant market positions in semiconductors, flat panel screens, and mobile handsets, rose rapidly through the quarter and we added to this position. In Taiwan, two of the world's leading electronic component producers, Taiwan Semiconductor Manufacturing and Hon Hai Precision, performed extremely well. Indian finance company ICICI was one of the region's best performers, helped by the company's focus on returns, beneficial government reforms, and the potential for increased market share versus the state-owned banks.

Despite overall weakness in the Australian market, our media holdings there were winners. Both News Corporation and Publishing & Broadcasting have valuable content and Internet businesses. NewsCorp's interests extend globally and range from film to digital television and program content production, and we added to these holdings. On the losing side of the ledger, telecom Telstra suffered from a rapid decline in its core business and the slow pace of the company's Internet development.

Latin America

With only 2% of the portfolio invested in this region, our exposure here was minimal. Further economic advances in Brazil and Mexico, coupled with the buoyancy of regional technology stocks, pushed Brazil up 38% and Mexico 21% in dollar terms. Brazilian investors contributed to gains there as they switched from bonds to stocks when interest rates fell from over 30% early in 1999 to around 19%. However, Brazil's need to fund its fiscal deficit and Mexico's close trade links with the U.S. make their markets sensitive to changes in U.S. interest rates, economic growth, and stock performance.

Your portfolio's largest positions in the region, Telebras in Brazil and Telefonos de Mexico in Mexico, performed well. Both have significant growth prospects because market penetration is low and improving economic conditions encourage consumer spending. They also carry more attractive valuations than their peers in developed markets. In this market, we added to media company Grupo Televisa. Brazil's major energy stock, Petrobras, was another market leader as the company's restructuring raised returns and earnings. Its growth potential and the possibility of further deregulation also encouraged investors.

INVESTMENT POLICY AND OUTLOOK

Going forward, we expect U.S. interest rates to continue to rise into the summer, which should begin to slow the economy from its torrid pace and result in continued market volatility. In Europe, accelerating deregulation, restructuring, and consolidation are key catalysts for earnings growth. The convergence of information and communication technologies and their application to traditional businesses are additional stimuli for further market gains. If Japan's growth potential is to be fully realized, it will need to complement its leading position in New Economy technology with a willingness to alter traditional ways of doing business. In the rest of Asia, the slow but steady pace of reform, coupled with economic recovery, could fuel growth of traditional and Internet-related sectors. The region's enthusiastic embracing of the New Economy should also stimulate markets.

Around the world, the extent to which companies can increase shareholder value by integrating new technologies and the Internet with traditional businesses, or by providing networks and software, will benefit their earnings outlooks. Competition drives prices down, bringing rewards to consumers and shareholders of companies that compete best.

Following a year of speculation in Internet and technology stocks, we welcome a return to selectivity and a focus on financial fundamentals. After this period of volatility and consolidation among technology companies is over, the firms that can compete and flourish in this changing environment will emerge as winners over time. Amid this transition and rising interest rates, we expect stock market volatility to continue during the next few months. Your fund contains the stocks of diverse companies with solid fundamentals and leading market positions across a wide range of industries and international markets. We believe this approach will continue to serve our shareholders well over the long term.

Respectfully submitted,


/s/ Martin G. Wade

Martin G. Wade
Chairman


/s/ John R. Ford

John R. Ford
President

May 19, 2000

--------------------------------------------------------------------------------

NEW PRESIDENT OF T. ROWE PRICE INTERNATIONAL FUNDS

After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.

--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                       4/30/00
================================================================================

Vodafone Airtouch, United Kingdom                                        1.7%
--------------------------------------------------------------------------------
Nokia, Finland                                                           1.6
--------------------------------------------------------------------------------
Cisco Systems, United States                                             1.4
--------------------------------------------------------------------------------
GE, United States                                                        1.1
--------------------------------------------------------------------------------
Microsoft, United States                                                 1.0
================================================================================

Citigroup, United States                                                 0.9
--------------------------------------------------------------------------------
Glaxo Wellcome, United Kingdom                                           0.9
--------------------------------------------------------------------------------
Tyco International, United States                                        0.9
--------------------------------------------------------------------------------
Television Francaise, France                                             0.9
--------------------------------------------------------------------------------
Total Fina, France                                                       0.9
================================================================================

Sony, Japan                                                              0.9
--------------------------------------------------------------------------------
Freddie Mac, United States                                               0.8
--------------------------------------------------------------------------------
Corning, United States                                                   0.8
--------------------------------------------------------------------------------
Oracle, United States                                                    0.8
--------------------------------------------------------------------------------
Dell Computer, United States                                             0.8
================================================================================

Warner-Lambert, United States                                            0.8
--------------------------------------------------------------------------------
Intel, United States                                                     0.8
--------------------------------------------------------------------------------
Murata Manufacturing, Japan                                              0.8
--------------------------------------------------------------------------------
Vivendi, France                                                          0.7
--------------------------------------------------------------------------------
Shell Transport & Trading, United Kingdom                                0.7
================================================================================

Nortel Networks, Canada                                                  0.7
--------------------------------------------------------------------------------
Cable & Wireless, Hong Kong/United Kingdom                               0.7
--------------------------------------------------------------------------------
NTT DoCoMo, Japan                                                        0.7
--------------------------------------------------------------------------------
Nippon Telegraph & Telephone, Japan                                      0.7
--------------------------------------------------------------------------------
Philips Electronics, Netherlands                                         0.7
================================================================================

Total                                                                   22.7%

Note: Table excludes reserves.

--------------------------------------------------------------------------------

-------------------------------
T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GLOBAL STOCK FUND
--------------------------------------------------------------------------------

[The following table was depicted as a mountain graph in the printed material.]

As of 4/30/00

Global Stock Fund $21,355

MSCI World Index  $20,069

Lipper Global Funds Average $20,917

--------------------------------------------------------------------------------

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since     Inception
Periods Ended 4/30/00            1 Year      3 Years    Inception          Date
================================================================================

Global Stock Fund                20.94%       20.23%       19.13%      12/29/95
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      6 Months                Year                                              12/29/95
                                         Ended               Ended                                               Through
                                       4/30/00            10/31/99          10/31/98          10/31/97          10/31/96
NET ASSET VALUE

Beginning of period                $     16.77         $     14.03       $     13.01       $     11.35       $     10.00
                                   ----------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)              --*               0.05*             0.09*             0.06*             0.05*
  Net realized and
  unrealized gain (loss)                  2.43                3.24              1.52              1.84              1.30
                                   ----------------------------------------------------------------------------------------

  Total from
  investment activities                   2.43                3.29              1.61              1.90              1.35
                                   ----------------------------------------------------------------------------------------

Distributions
  Net investment income                  (0.06)              (0.10)            (0.06)            (0.06)               --
  Net realized gain                      (0.49)              (0.45)            (0.53)            (0.18)               --
                                   ----------------------------------------------------------------------------------------
  Total distributions                    (0.55)              (0.55)            (0.59)            (0.24)               --
                                   ----------------------------------------------------------------------------------------

NET ASSET VALUE
                                   ----------------------------------------------------------------------------------------
End of period                      $     18.65         $     16.77       $     14.03       $     13.01       $     11.35
                                   ========================================================================================

---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Total return#                            14.74%*             24.17%*           12.89%*           16.98%*           13.50%*
---------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                        1.20%*+             1.20%*            1.20%*            1.30%*            1.30%*+
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                0.03%*+             0.40%*            0.76%*            0.68%*            0.88%*+
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   63.1%+              37.5%             47.1%             41.8%             50.0%+
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $   102,594         $    73,837       $    44,116       $    32,020       $    14,916
------------------------------------------------------------------------------------------------------------------------

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97 and a 1.20% voluntary expense limitation in effect through 10/31/01.
+     Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

-----------------------
STATEMENT OF NET ASSETS                               Shares               Value
--------------------------------------------------------------------------------
                                                                    In thousands
-----------------------------
ARGENTINA 0.0%
-----------------------------

Common Stocks 0.0%

Telefonica de Argentina (Class B) ADR (USD)                    1,460      $   51
--------------------------------------------------------------------------------
Total Argentina (Cost $39)                                                    51
                                                                          ------

-----------------------------
AUSTRALIA 1.6%
-----------------------------

Common Stocks 1.2%

Brambles Industries                                            5,000         141
--------------------------------------------------------------------------------
Broken Hill Proprietary                                        8,062          87
--------------------------------------------------------------------------------
Commonwealth Bank of Australia                                 7,912         120
--------------------------------------------------------------------------------
Lend Lease                                                     4,856          53
--------------------------------------------------------------------------------
News Corporation                                              27,428         348
--------------------------------------------------------------------------------
Publishing & Broadcasting                                     17,400         135
--------------------------------------------------------------------------------
TABCORP Holdings                                               9,500          51
--------------------------------------------------------------------------------
Telstra                                                       31,375         135
--------------------------------------------------------------------------------
Telstra, Installment Receipts                                  6,000          15
--------------------------------------------------------------------------------
Westpac Banking                                               20,511         131
--------------------------------------------------------------------------------
                                                                           1,216
                                                                          ------
Preferred Stocks 0.4%

News Corporation                                              38,173         410
--------------------------------------------------------------------------------
                                                                             410
                                                                          ------
Total Australia (Cost $1,479)                                              1,626
                                                                          ------

-----------------------------
BELGIUM 0.3%
-----------------------------

Common Stocks 0.3%

Dexia (EUR)                                                      909         118
--------------------------------------------------------------------------------
Fortis B (EUR)                                                 5,494         139
--------------------------------------------------------------------------------
Societe Europeenne des Satellites (Class A) (EUR) *              221          33
--------------------------------------------------------------------------------
UCB (EUR)                                                        570          19
--------------------------------------------------------------------------------
Total Belgium (Cost $307)                                                    309
                                                                          ------

-----------------------------
BRAZIL 1.1%
-----------------------------

Common Stocks 0.7%

Embratel Participacoes ADR (USD)                               2,000          45
--------------------------------------------------------------------------------
Pao de Acucar GDR (USD)                                          538          15
--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Telebras ADR (USD)                                        5,290        $     625
--------------------------------------------------------------------------------
Unibanco GDR (USD)                                        2,000               50
--------------------------------------------------------------------------------
                                                                             735
                                                                       ---------
Preferred Stocks 0.4%

Banco Itau                                              310,000               23
--------------------------------------------------------------------------------
Petrol Brasileiros                                    1,135,720              271
--------------------------------------------------------------------------------
Telesp-Telecomunicacoes de Sao Paulo                  2,275,208               57
--------------------------------------------------------------------------------
Telesp Cellular Participacoes                         1,805,135               32
--------------------------------------------------------------------------------
                                                                             383
                                                                       ---------
Total Brazil (Cost $1,017)                                                 1,118
                                                                       ---------

-----------------------------
CANADA 1.5%
-----------------------------

Common Stocks 1.5%

Alcan Aluminum                                            2,300               75
--------------------------------------------------------------------------------
Celestica (USD) *                                         5,927              324
--------------------------------------------------------------------------------
Nortel Networks (USD)                                     4,900              555
--------------------------------------------------------------------------------
Nortel Networks                                           1,620              183
--------------------------------------------------------------------------------
PMC-Sierra (USD) *                                        1,800              345
--------------------------------------------------------------------------------
Royal Bank of Canada                                        790               37
--------------------------------------------------------------------------------
Total Canada (Cost $1,331)                                                 1,519
                                                                       ---------

-----------------------------
DENMARK 0.1%
-----------------------------

Common Stocks 0.1%

Tele Danmark A/S                                          1,170               86
--------------------------------------------------------------------------------
Total Denmark (Cost $76)                                                      86
                                                                       ---------

-----------------------------
FINLAND 1.6%
-----------------------------

Common Stocks 1.6%

Nokia (EUR)                                              28,000            1,606
--------------------------------------------------------------------------------
Total Finland (Cost $556)                                                  1,606
                                                                       ---------

-----------------------------
FRANCE 6.1%
-----------------------------

Common Stocks 6.1%

Alcatel Alsthom (EUR)                                     1,855              430
--------------------------------------------------------------------------------
Altran Technologies (EUR)                                   380               78
--------------------------------------------------------------------------------
Aventis (EUR)                                             1,125               61
--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

AXA (EUR)                                                 2,373           $  353
--------------------------------------------------------------------------------
Banque National de Paris (EUR)                            4,400              356
--------------------------------------------------------------------------------
Canal Plus (EUR)                                          1,010              195
--------------------------------------------------------------------------------
Cap Gemini (EUR)                                            930              183
--------------------------------------------------------------------------------
Carrefour (EUR)                                             744               48
--------------------------------------------------------------------------------
Cie de St. Gobain (EUR)                                   1,152              157
--------------------------------------------------------------------------------
Danone (EUR)                                                170               37
--------------------------------------------------------------------------------
Hermes (EUR)                                                610               87
--------------------------------------------------------------------------------
L'Oreal (EUR)                                                74               51
--------------------------------------------------------------------------------
Lafarge (EUR)                                               357               30
--------------------------------------------------------------------------------
Legrand (EUR)                                               970              181
--------------------------------------------------------------------------------
LVMH (EUR)                                                  484              203
--------------------------------------------------------------------------------
Rhoen Klinikum (EUR)                                      6,365              350
--------------------------------------------------------------------------------
Sanofi Synthelabo (EUR)                                   7,560              282
--------------------------------------------------------------------------------
Schneider Electric (EUR)                                    845               55
--------------------------------------------------------------------------------
Societe Generale (EUR)                                      383               79
--------------------------------------------------------------------------------
Sodexho Alliance (EUR)                                      375               56
--------------------------------------------------------------------------------
STMicroelectronics (EUR)                                  2,150              409
--------------------------------------------------------------------------------
Television Francaise (EUR)                                1,353              926
--------------------------------------------------------------------------------
TotalFina (Class B) (EUR)                                 5,922              899
--------------------------------------------------------------------------------
Vivendi (EUR)                                             7,768              768
--------------------------------------------------------------------------------
Total France (Cost $4,746)                                                 6,274
                                                                          ------

-----------------------------
GERMANY 2.3%
-----------------------------

Common Stocks 2.2%

Allianz (EUR)                                               780              300
--------------------------------------------------------------------------------
Bayer (EUR)                                               1,482               62
--------------------------------------------------------------------------------
Bayerische Vereinsbank (EUR)                              4,757              295
--------------------------------------------------------------------------------
Deutsche Bank (EUR) *                                     4,120              277
--------------------------------------------------------------------------------
Deutsche Telekom (EUR)                                    4,493              292
--------------------------------------------------------------------------------
Gehe (EUR)                                                2,210               69
--------------------------------------------------------------------------------
Infineon Technologies (EUR) *                             4,012              276
--------------------------------------------------------------------------------
Rhoen Klinikum (EUR)                                        841               31
--------------------------------------------------------------------------------
SAP (EUR)                                                   960              449
--------------------------------------------------------------------------------
Siemens (EUR)                                               563               83
--------------------------------------------------------------------------------
Veba (EUR)                                                3,240              163
--------------------------------------------------------------------------------
                                                                           2,297
                                                                          ------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Preferred Stocks 0.1%

SAP (EUR)                                                     70          $   41
--------------------------------------------------------------------------------
                                                                              41
                                                                          ------
Total Germany (Cost $2,168)                                                2,338
                                                                          ------

-----------------------------
HONG KONG 1.6%
-----------------------------

Common Stocks 1.6%

Cable & Wireless Hong Kong Telecom                        44,400             105
--------------------------------------------------------------------------------
Cheung Kong Holdings                                      24,000             287
--------------------------------------------------------------------------------
China Telecom (Hong Kong)                                 57,000             408
--------------------------------------------------------------------------------
Dao Heng Bank Group                                       25,000             115
--------------------------------------------------------------------------------
Henderson Land Development                                22,000              96
--------------------------------------------------------------------------------
Hutchison Whampoa                                         29,000             421
--------------------------------------------------------------------------------
Pacific Century CyberWorks                                89,000             166
--------------------------------------------------------------------------------
Sun Hung Kai Properties                                    6,000              47
--------------------------------------------------------------------------------
Total Hong Kong (Cost $1,011)                                              1,645
                                                                          ------

-----------------------------
INDIA 0.5%
-----------------------------

Common Stocks 0.5%

Global Tele-Systems                                        4,000             109
--------------------------------------------------------------------------------
Hindustan Lever                                            3,000             165
--------------------------------------------------------------------------------
ICICI Limited ADR (USD)                                    4,952             126
--------------------------------------------------------------------------------
ICICI Limited                                             25,000              77
--------------------------------------------------------------------------------
Mahanagar Telephone                                       18,000              93
--------------------------------------------------------------------------------
Total India (Cost $548)                                                      570
                                                                          ------

-----------------------------
IRELAND 0.1%
-----------------------------

Common Stocks 0.1%

SmartForce ADR (USD) *                                     2,084             100
--------------------------------------------------------------------------------
Total Ireland (Cost $59)                                                     100
                                                                          ------

-----------------------------
ITALY 2.6%
-----------------------------

Common Stocks 2.6%

Alleanza Assicurazioni (EUR)                              18,000             186
--------------------------------------------------------------------------------
Banca Intesa (EUR)                                        24,618              91
--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Banca Popolare di Brescia (EUR)                           3,000           $  273
--------------------------------------------------------------------------------
ENI (EUR)                                                40,609              202
--------------------------------------------------------------------------------
Gucci Group (USD)                                           366               32
--------------------------------------------------------------------------------
Mediaset (EUR)                                           11,000              179
--------------------------------------------------------------------------------
Mediolanum (EUR)                                         14,230              236
--------------------------------------------------------------------------------
San Paolo IMI (EUR)                                       7,315              102
--------------------------------------------------------------------------------
Tecnost (EUR)                                            18,600               65
--------------------------------------------------------------------------------
Telecom Italia (EUR)                                     32,440              454
--------------------------------------------------------------------------------
Telecom Italia Mobile (EUR)                              68,000              649
--------------------------------------------------------------------------------
Unicredito (EUR)                                         50,825              206
--------------------------------------------------------------------------------
Total Italy (Cost $2,035)                                                  2,675
                                                                          ------

-----------------------------
JAPAN 10.7%
-----------------------------

Common Stocks 10.7%

Bridgestone                                               3,000               65
--------------------------------------------------------------------------------
Canon                                                    14,000              640
--------------------------------------------------------------------------------
DDI                                                           9              103
--------------------------------------------------------------------------------
East Japan Railway                                           10               59
--------------------------------------------------------------------------------
Fanuc                                                     2,000              210
--------------------------------------------------------------------------------
Fuji Bank                                                45,000              375
--------------------------------------------------------------------------------
Fuji Television Network                                      20              333
--------------------------------------------------------------------------------
Fujitsu                                                   9,000              255
--------------------------------------------------------------------------------
Hitachi                                                   6,000               72
--------------------------------------------------------------------------------
Ito-Yokado                                                2,000              146
--------------------------------------------------------------------------------
Kao                                                       3,000               91
--------------------------------------------------------------------------------
Kokuyo                                                    4,000               57
--------------------------------------------------------------------------------
Komori                                                    2,000               27
--------------------------------------------------------------------------------
Kyocera                                                   4,000              669
--------------------------------------------------------------------------------
Makita                                                    8,000               70
--------------------------------------------------------------------------------
Marui                                                     9,000              169
--------------------------------------------------------------------------------
Matsushita Electric Industrial                           20,000              530
--------------------------------------------------------------------------------
Mitsui Fudosan                                           26,000              264
--------------------------------------------------------------------------------
Murata Manufacturing                                      4,000              778
--------------------------------------------------------------------------------
NEC                                                      24,000              653
--------------------------------------------------------------------------------
Nippon Telegraph & Telephone                                 56              695
--------------------------------------------------------------------------------
Nomura Securities                                        18,000              453
--------------------------------------------------------------------------------
NTT DoCoMo *                                                 21              702
--------------------------------------------------------------------------------
Sankyo                                                    6,000              132
--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Seven-Eleven Japan                                              3,000    $   369
--------------------------------------------------------------------------------
Shin-Etsu Chemical                                              4,000        212
--------------------------------------------------------------------------------
Shiseido                                                        8,000        101
--------------------------------------------------------------------------------
Softbank (New shares) *                                           600        148
--------------------------------------------------------------------------------
Softbank                                                          300         74
--------------------------------------------------------------------------------
Sony (New shares) *                                             3,600        417
--------------------------------------------------------------------------------
Sony                                                            4,100        471
--------------------------------------------------------------------------------
Sumitomo                                                       13,000        146
--------------------------------------------------------------------------------
Sumitomo Bank                                                  24,000        300
--------------------------------------------------------------------------------
Sumitomo Electric Industries                                    8,000        107
--------------------------------------------------------------------------------
TDK                                                             1,000        134
--------------------------------------------------------------------------------
Toshiba                                                        56,000        543
--------------------------------------------------------------------------------
Yamanouchi Pharmaceutical                                       7,000        370
--------------------------------------------------------------------------------
Total Japan (Cost $7,440)                                                 10,940
                                                                         -------

-----------------------------
MEXICO 1.1%
-----------------------------

Common Stocks 1.1%

Femsa UBD (Represents 1 Class B and 4 Series D shares)         31,460        125
--------------------------------------------------------------------------------
Grupo Iusacell ADR (USD) *                                      3,400         54
--------------------------------------------------------------------------------
Grupo Televisa GDR (USD) *                                      7,023        446
--------------------------------------------------------------------------------
Telefonos de Mexico (Class L) ADR (USD)                         9,360        550
--------------------------------------------------------------------------------
Total Mexico (Cost $889)                                                   1,175
                                                                         -------

-----------------------------
NETHERLANDS 3.4%
-----------------------------

Common Stocks 3.4%

ABN Amro (EUR)                                                  2,396         49
--------------------------------------------------------------------------------
Akzo Nobel (EUR)                                                  500         21
--------------------------------------------------------------------------------
ASM Lithography (EUR)                                          10,800        422
--------------------------------------------------------------------------------
CSM (EUR)                                                       4,426         76
--------------------------------------------------------------------------------
Equant (EUR) *                                                  1,803        140
--------------------------------------------------------------------------------
Fortis NI (EUR)                                                 7,700        194
--------------------------------------------------------------------------------
ING Groep (EUR)                                                12,230        667
--------------------------------------------------------------------------------
KPN (EUR)                                                       1,488        150
--------------------------------------------------------------------------------
Philips Electronics (EUR)                                      15,544        693
--------------------------------------------------------------------------------
Royal Dutch Petroleum (EUR)                                     5,620        324
--------------------------------------------------------------------------------
TNT Post Groep (EUR)                                              588         13
--------------------------------------------------------------------------------
United Pan-Europe Communications (EUR)                          3,710        135
--------------------------------------------------------------------------------
VNU (EUR)                                                       9,660        517
--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Wolters Kluwer (EUR) *                                      6,276       $    148
--------------------------------------------------------------------------------
Total Netherlands (Cost $2,950)                                            3,549
                                                                        --------

-----------------------------
NEW ZEALAND 0.1%
-----------------------------

Common Stocks 0.1%

Telecom Corporation of New Zealand                         23,800            101
--------------------------------------------------------------------------------
Total New Zealand (Cost $105)                                                101
                                                                        --------

-----------------------------
NORWAY 0.1%
-----------------------------

Common Stocks 0.1%

Orkla (Class A)                                             5,812             90
--------------------------------------------------------------------------------
Total Norway (Cost $87)                                                       90
                                                                        --------

-----------------------------
PORTUGAL 0.1%
-----------------------------

Common Stocks 0.1%

Jeronimo Martins (EUR)                                      3,370             60
--------------------------------------------------------------------------------
Total Portugal (Cost $57)                                                     60
                                                                        --------

-----------------------------
SINGAPORE 0.8%
-----------------------------

Common Stocks 0.8%

Flextronics International *                                 8,200            576
--------------------------------------------------------------------------------
Pacific Century Regional Developments                       1,000              8
--------------------------------------------------------------------------------
United Overseas Bank                                       40,232            281
--------------------------------------------------------------------------------
Total Singapore (Cost $694)                                                  865
                                                                        --------

-----------------------------
SOUTH KOREA 0.8%
-----------------------------

Common Stocks 0.8%

Korea Telecom ADR (USD)                                     4,100            141
--------------------------------------------------------------------------------
Pohang Iron & Steel ADR (USD)                               1,284             27
--------------------------------------------------------------------------------
Samsung Electronics                                         2,211            598
--------------------------------------------------------------------------------
South Korea Telecom                                           200             53
--------------------------------------------------------------------------------
Total South Korea (Cost $649)                                                819
                                                                        --------

-----------------------------
SPAIN 1.5%
-----------------------------

Common Stocks 1.5%

Banco Bilbao Vizcaya (EUR)                                 13,053            178
--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Banco Santander Central Hispano (EUR)                      37,770       $    394
--------------------------------------------------------------------------------
Empresa Nacional de Electricidad (EUR)                     12,786            277
--------------------------------------------------------------------------------
Gas Natural (EUR)                                             370              6
--------------------------------------------------------------------------------
Repsol (EUR)                                                7,131            146
--------------------------------------------------------------------------------
Telefonica (EUR)                                           23,583            525
--------------------------------------------------------------------------------
Total Spain (Cost $1,227)                                                  1,526
                                                                        --------

-----------------------------
SWEDEN 1.8%
-----------------------------

Common Stocks 1.8%

ABB                                                           978            109
--------------------------------------------------------------------------------
Atlas Copco (Class B)                                       1,310             30
--------------------------------------------------------------------------------
Electrolux (Class B)                                        5,350             90
--------------------------------------------------------------------------------
Hennes & Mauritz (Class B)                                  8,420            224
--------------------------------------------------------------------------------
LM Ericsson                                                 7,510            668
--------------------------------------------------------------------------------
Nordic Baltic Holding                                      35,103            221
--------------------------------------------------------------------------------
Nordic Baltic Holding (DKK)*                                3,557             22
--------------------------------------------------------------------------------
Sandvik (Class B)                                           1,535             37
--------------------------------------------------------------------------------
Securitas (Class B)                                        18,357            475
--------------------------------------------------------------------------------
Total Sweden (Cost $1,261)                                                 1,876
                                                                        --------

-----------------------------
SWITZERLAND 1.9%
-----------------------------

Common Stocks 1.9%

ABB                                                         1,898            213
--------------------------------------------------------------------------------
Adecco                                                        746            612
--------------------------------------------------------------------------------
Credit Suisse Group                                         1,000            181
--------------------------------------------------------------------------------
Nestle                                                        250            441
--------------------------------------------------------------------------------
Roche Holdings                                                 14            146
--------------------------------------------------------------------------------
Swisscom                                                      182             64
--------------------------------------------------------------------------------
UBS                                                         1,156            283
--------------------------------------------------------------------------------
Total Switzerland (Cost $1,520)                                            1,940
                                                                        --------

-----------------------------
TAIWAN 0.7%
-----------------------------

Common Stocks 0.7%

Hon Hai Precision *                                        22,000            212
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing                         68,070            438
--------------------------------------------------------------------------------
United Microelectronics                                    15,000             51
--------------------------------------------------------------------------------
Total Taiwan (Cost $549)                                                     701
                                                                        --------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

-----------------------------
UNITED KINGDOM 9.2%
-----------------------------

Common Stocks 9.2%

Abbey National                                             6,000       $      68
--------------------------------------------------------------------------------
AstraZeneca Group                                          8,196             343
--------------------------------------------------------------------------------
Baltimore Technologies                                     1,000             101
--------------------------------------------------------------------------------
BG Group                                                   5,940              36
--------------------------------------------------------------------------------
BP Amoco                                                  23,000             199
--------------------------------------------------------------------------------
Cable & Wireless                                          37,800             627
--------------------------------------------------------------------------------
Cadbury Schweppes                                         22,100             151
--------------------------------------------------------------------------------
Celltech Group                                             6,000              99
--------------------------------------------------------------------------------
Centrica                                                  15,600              56
--------------------------------------------------------------------------------
Compass Group                                             34,000             483
--------------------------------------------------------------------------------
David S. Smith                                             9,000              19
--------------------------------------------------------------------------------
Diageo                                                    24,426             198
--------------------------------------------------------------------------------
Electrocomponents                                          7,000              70
--------------------------------------------------------------------------------
GKN                                                        2,000              28
--------------------------------------------------------------------------------
Glaxo Wellcome                                            31,700             968
--------------------------------------------------------------------------------
Hays                                                       3,800              26
--------------------------------------------------------------------------------
Hilton Group                                               9,000              38
--------------------------------------------------------------------------------
HSBC Holdings (HKD)                                        5,600              63
--------------------------------------------------------------------------------
Kingfisher                                                20,800             170
--------------------------------------------------------------------------------
Marconi                                                   16,400             204
--------------------------------------------------------------------------------
Reed International                                        62,000             430
--------------------------------------------------------------------------------
Rio Tinto                                                 13,000             201
--------------------------------------------------------------------------------
Royal Bank of Scotland Group                              43,536             675
--------------------------------------------------------------------------------
Safeway                                                   11,000              37
--------------------------------------------------------------------------------
Shell Transport & Trading                                 92,000             745
--------------------------------------------------------------------------------
SmithKline Beecham                                        39,300             536
--------------------------------------------------------------------------------
Standard Chartered                                        13,000             176
--------------------------------------------------------------------------------
Tesco                                                     26,500              90
--------------------------------------------------------------------------------
Tomkins                                                   48,372             149
--------------------------------------------------------------------------------
Unilever                                                  20,178             121
--------------------------------------------------------------------------------
United News & Media                                        7,700             100
--------------------------------------------------------------------------------
Vodafone Airtouch                                        341,523           1,566
--------------------------------------------------------------------------------
Vodafone Airtouch ADR (USD)                                4,750             223
--------------------------------------------------------------------------------
WPP Group                                                 28,000             451
--------------------------------------------------------------------------------
Total United Kingdom (Cost $8,842)                                         9,447
                                                                       ---------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

--------------------------
UNITED STATES 42.3%
--------------------------

Common Stocks 42.3%

ACE Limited                                               16,500          $  395
--------------------------------------------------------------------------------
Altera *                                                   5,800             593
--------------------------------------------------------------------------------
America Online *                                           8,200             490
--------------------------------------------------------------------------------
American Home Products                                     7,700             433
--------------------------------------------------------------------------------
Applied Materials *                                        5,700             580
--------------------------------------------------------------------------------
Ariba *                                                    3,500             259
--------------------------------------------------------------------------------
Associates First Capital (Class A)                         7,800             173
--------------------------------------------------------------------------------
AT&T                                                       7,000             327
--------------------------------------------------------------------------------
AT&T Liberty Media Group *                                11,000             549
--------------------------------------------------------------------------------
Atmel *                                                    3,500             171
--------------------------------------------------------------------------------
Automatic Data Processing                                  8,700             468
--------------------------------------------------------------------------------
Baker Hughes                                              17,500             557
--------------------------------------------------------------------------------
Bank of New York                                          13,300             546
--------------------------------------------------------------------------------
Baxter International                                       9,000             586
--------------------------------------------------------------------------------
Black & Decker                                             9,000             379
--------------------------------------------------------------------------------
BMC Software *                                            10,400             487
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                       6,900             362
--------------------------------------------------------------------------------
Cabot                                                     16,000             432
--------------------------------------------------------------------------------
Capital One Financial                                      6,100             267
--------------------------------------------------------------------------------
CBS *                                                      7,200             423
--------------------------------------------------------------------------------
Chase Manhattan                                            2,900             209
--------------------------------------------------------------------------------
Circuit City Stores                                        7,200             423
--------------------------------------------------------------------------------
Cisco Systems *                                           20,400           1,415
--------------------------------------------------------------------------------
Citigroup                                                 16,298             969
--------------------------------------------------------------------------------
Clear Channel Communications *                             5,000             360
--------------------------------------------------------------------------------
Coca-Cola                                                  3,400             160
--------------------------------------------------------------------------------
Colgate-Palmolive                                          4,600             263
--------------------------------------------------------------------------------
Comcast (Class A Special)                                  6,000             241
--------------------------------------------------------------------------------
Computer Associates                                        8,000             446
--------------------------------------------------------------------------------
Concord EFS *                                             17,200             384
--------------------------------------------------------------------------------
Corning                                                    4,300             849
--------------------------------------------------------------------------------
Costco Wholesale *                                         8,700             471
--------------------------------------------------------------------------------
CVS                                                       11,984             521
--------------------------------------------------------------------------------
Dell Computer *                                           16,000             801
--------------------------------------------------------------------------------
Disney                                                     5,000             217
--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Edwards Lifesciences *                                      1,580         $   24
--------------------------------------------------------------------------------
Electronic Arts *                                           3,800            230
--------------------------------------------------------------------------------
Eli Lilly                                                   6,100            472
--------------------------------------------------------------------------------
Exxon Mobil                                                 7,104            552
--------------------------------------------------------------------------------
Fannie Mae                                                  7,300            440
--------------------------------------------------------------------------------
First Data                                                 11,000            536
--------------------------------------------------------------------------------
Firstar                                                    17,600            438
--------------------------------------------------------------------------------
Freddie Mac                                                18,700            859
--------------------------------------------------------------------------------
GE                                                          7,100          1,116
--------------------------------------------------------------------------------
Gillette                                                    3,400            126
--------------------------------------------------------------------------------
GTE                                                         5,300            359
--------------------------------------------------------------------------------
Hartford Financial Services Group                           6,000            313
--------------------------------------------------------------------------------
Hewlett-Packard                                             3,100            418
--------------------------------------------------------------------------------
Home Depot                                                  8,650            485
--------------------------------------------------------------------------------
IMS Health                                                  4,800             82
--------------------------------------------------------------------------------
Infinity Broadcasting (Class A) *                           5,400            183
--------------------------------------------------------------------------------
Intel                                                       6,200            786
--------------------------------------------------------------------------------
JDS Uniphase *                                              4,400            456
--------------------------------------------------------------------------------
Kansas City Southern Industries                             2,300            165
--------------------------------------------------------------------------------
Kimberly-Clark                                              2,000            116
--------------------------------------------------------------------------------
Kroger *                                                   14,100            262
--------------------------------------------------------------------------------
Lexmark International Group (Class A) *                     2,800            330
--------------------------------------------------------------------------------
Lowes                                                       5,000            247
--------------------------------------------------------------------------------
Lucent Technologies                                         3,925            244
--------------------------------------------------------------------------------
Maxim Integrated Products *                                 4,800            311
--------------------------------------------------------------------------------
MCI WorldCom *                                             14,350            652
--------------------------------------------------------------------------------
Mellon Financial                                            8,400            270
--------------------------------------------------------------------------------
Merck                                                       4,900            341
--------------------------------------------------------------------------------
Microsoft *                                                15,300          1,068
--------------------------------------------------------------------------------
Millipore                                                   5,800            416
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter                                  5,300            407
--------------------------------------------------------------------------------
Nextel Communications *                                     4,200            460
--------------------------------------------------------------------------------
NEXTLINK Communications *                                   3,100            261
--------------------------------------------------------------------------------
Omnicom                                                     4,300            392
--------------------------------------------------------------------------------
Oracle *                                                   10,300            823
--------------------------------------------------------------------------------
PepsiCo                                                    13,000            477
--------------------------------------------------------------------------------
Peregrine Systems *                                         3,200             77
--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Pfizer                                                    10,300       $     434
--------------------------------------------------------------------------------
Pharmacia                                                 12,495             624
--------------------------------------------------------------------------------
Philip Morris                                             11,500             252
--------------------------------------------------------------------------------
QUALCOMM *                                                 2,500             271
--------------------------------------------------------------------------------
Safeway *                                                 14,900             657
--------------------------------------------------------------------------------
Schering-Plough                                            6,300             254
--------------------------------------------------------------------------------
Siebel Systems *                                           4,000             492
--------------------------------------------------------------------------------
Solectron *                                               10,500             492
--------------------------------------------------------------------------------
Sprint                                                     3,000             184
--------------------------------------------------------------------------------
Sprint PCS *                                               3,000             165
--------------------------------------------------------------------------------
State Street                                               3,900             378
--------------------------------------------------------------------------------
Sun Microsystems *                                         3,000             276
--------------------------------------------------------------------------------
Target                                                     6,900             459
--------------------------------------------------------------------------------
Texas Instruments                                          4,100             668
--------------------------------------------------------------------------------
Time Warner                                                2,900             261
--------------------------------------------------------------------------------
Tyco International                                        20,964             963
--------------------------------------------------------------------------------
United Technologies                                        5,500             342
--------------------------------------------------------------------------------
Unitedhealth Group *                                       6,000             400
--------------------------------------------------------------------------------
USX-Marathon                                              16,800             392
--------------------------------------------------------------------------------
VERITAS Software *                                         4,300             461
--------------------------------------------------------------------------------
Wal-Mart                                                  10,900             604
--------------------------------------------------------------------------------
Warner-Lambert                                             7,000             797
--------------------------------------------------------------------------------
Waters *                                                   7,200             682
--------------------------------------------------------------------------------
Wellpoint Health Networks *                                6,800             501
--------------------------------------------------------------------------------
Wells Fargo                                                6,000             246
--------------------------------------------------------------------------------
Western Wireless                                           9,500             471
--------------------------------------------------------------------------------
Young & Rubicam                                            5,400             301
--------------------------------------------------------------------------------
Total United States (Cost $32,103)                                        43,427
                                                                       ---------

--------------------------------
SHORT-TERM INVESTMENTS 5.8%
--------------------------------

Money Market Funds 5.8%

Reserve Investment Fund, 6.18% #                       5,903,183           5,903
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,903)                                 5,903
                                                                       ---------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    In thousands

----------------------------------------
Total Investments in Securities
----------------------------------------
99.7% of Net Assets (Cost $79,648)                                            $ 102,336

----------------------------------------
Futures Contracts
----------------------------------------
In thousands
                                                        Contract  Unrealized
                                            Expiration  Value     Gain (Loss)
                                            ----------  --------  -----------

Long, 3 FTSE 100 Index contracts,           6/00        $   181   $   (11)
$15,000 of cash pledged as initial margin

Long, 1 DAX Index contract,                 6/00            173       (13)
$10,000 of cash pledged as initial margin

Long, 4 NIKKEI 225 Index contracts,         6/00         36,221       (29)
$25,000 of cash pledged as initial margin

Net payments (receipts) of variation
margin to date                                                         68
                                                                   ------
Variation margin receivable                                                          15
(payable) on open futures contracts

Other Assets Less Liabilities                                                       243
                                                                              ---------

NET ASSETS                                                                    $ 102,594
                                                                              =========

Net Assets Consist of:

Accumulated net investment income - net of distributions                      $     (21)

Accumulated net realized gain/loss - net of distributions                         2,757

Net unrealized gain (loss)                                                       22,632

Paid-in-capital applicable to 5,499,988 shares of $0.01 par
value capital stock outstanding; 2,000,000,000 shares
of the Corporation authorized                                                    77,226
                                                                              ---------

NET ASSETS                                                                    $ 102,594
                                                                              =========

NET ASSET VALUE PER SHARE                                                     $   18.65
                                                                              =========

*     Non-income producing
#     Seven-day yield
ADR   American depository receipt
DKK   Danish krone
EUR   Euro
GDR   Global depository receipt
HKD   Hong Kong dollar
USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         4/30/00
------------------------------------------
Investment Income (Loss)
------------------------------------------

Income
  Dividend (net of foreign taxes of $29)                               $    358
  Interest                                                                  203
  Securities lending                                                          4
                                                                       --------
  Total income                                                              565
                                                                       --------

Expenses

  Investment management                                                     305
  Shareholder servicing                                                     128
  Custody and accounting                                                     76
  Registration                                                               17
  Prospectus and shareholder reports                                         10
  Legal and audit                                                             9
  Directors                                                                   3
  Miscellaneous                                                               2
                                                                       --------
  Total expenses                                                            550
                                                                       --------
Net investment income (loss)                                                 15
                                                                       --------

------------------------------------------
Realized and Unrealized Gain (Loss)
------------------------------------------

Net realized gain (loss)

  Securities                                                              2,899
  Futures                                                                    40
  Foreign currency transactions                                             (67)
                                                                       --------
  Net realized gain (loss)                                                2,872
                                                                       --------

Change in net unrealized gain or loss
  Securities                                                              8,750
  Futures                                                                   (53)
  Other assets and liabilities
  denominated in foreign currencies                                          (3)
                                                                       --------
  Change in net unrealized gain or loss                                   8,694
                                                                       --------
Net realized and unrealized gain (loss)                                  11,566
                                                                       --------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 11,581
                                                                       ========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                          6 Months         Year
                                                             Ended        Ended
                                                           4/30/00     10/31/99
 Increase (Decrease) in Net Assets
 Operations
    Net investment income (loss)                          $     15     $    233
    Net realized gain (loss)                                 2,872        2,327
    Change in net unrealized gain or loss                    8,694        9,348
                                                          ---------------------
    Increase (decrease) in net assets from operations       11,581       11,908
                                                          ---------------------

 Distributions to shareholders
    Net investment income                                     (282)        (317)
    Net realized gain                                       (2,301)      (1,428)
                                                          ---------------------
    Decrease in net assets from distributions               (2,583)      (1,745)
                                                          ---------------------

 Capital share transactions *
    Shares sold                                             42,641       36,916
    Distributions reinvested                                 2,529        1,702
    Shares redeemed                                        (25,411)     (19,060)
                                                          ---------------------
    Increase (decrease) in net assets from capital
    share transactions                                      19,759       19,558
                                                          ---------------------
--------------------------------------------------
 Net Assets
--------------------------------------------------

 Increase (decrease) during period                          28,757       29,721
 Beginning of period                                        73,837       44,116
                                                          ---------------------

 End of period                                             $102,594     $ 73,837
                                                          =====================

*Share information
    Shares sold                                              2,322        2,373
    Distributions reinvested                                   146          120
    Shares redeemed                                         (1,372)      (1,233)
                                                          ---------------------
    Increase (decrease) in shares outstanding                1,096        1,260

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995. The fund seeks long-term growth of capital by investing primarily in the common stocks of established companies throughout the world, including the United States.

      The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

      Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

      For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are


29
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T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

      reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Futures Contracts At April 30, 2000, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security and currency values.

      Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 2000, the value of loaned securities was $3,708,000; aggregate collateral consisted of $3,829,000 in the securities lending collateral pool.

      Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $42,486,000 and $26,920,000, respectively, for the six months ended April 30, 2000.

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

      At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $79,648,000. Net unrealized gain aggregated $22,688,000 at period-end, of which $25,311,000 related to appreciated investments and $2,623,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

      The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.

NOTE 5 - RELATED PARTY TRANSACTIONS

      The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Fleming). Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager.

      The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $53,000 was payable at April 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2000, and for the six months then ended, the effective annual group fee rate 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through October 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------

      expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $1,000 of management fees were not accrued by the fund for the six months ended April 30, 2000. Additionally, $305,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through October 31, 2001.

      In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $155,000 for the six months ended April 30, 2000, of which $28,000 was payable at period-end.

      The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000 totaled $200,000 and are reflected as interest income in the accompanying Statement of Operations.

      During the six months ended April 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $1,131,000 with certain affiliates of the manager and paid commissions of $2,000 related thereto.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

      KNOWLEDGEABLE SERVICE REPRESENTATIVES

      By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

      In Person Available in T. Rowe Price Investor Centers.

      ACCOUNT SERVICES

      Checking Available on most fixed income funds ($500 minimum).

      Automatic Investing From your bank account or paycheck.

      Automatic Withdrawal Scheduled, automatic redemptions.

      Distribution Options Reinvest all, some, or none of your distributions.

      Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

      BROKERAGE SERVICES*

      Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

      INVESTMENT INFORMATION

      Combined Statement Overview of all your accounts with T. Rowe Price.

      Shareholder Reports Fund managers' reviews of their strategies and results.

      T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

      Performance Update Quarterly review of all T. Rowe Price fund results.

      Insights Educational reports on investment strategies and financial markets.

      Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
      Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
      ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information or to conduct transactions, 24 hours, 7 days a week

By touch-tone telephone
Tele*Access 1-800-638-2587

By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center 1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Invest With Confidence(R)[LOGO]
T.RowePrice

T. Rowe Price Investment Services, Inc., Distributor.            F04-051 4/30/00